                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

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                                David A. Carlson
                                Michael L. Kalen
                                Glenn D. Lammey
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:     /s/ David A. Carlson                                            Dated as of May 1, 2006
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        David A. Carlson
By:     /s/ Michael L. Kalen                                            Dated as of May 1, 2006
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        Michael L. Kalen
By:     /s/ Glenn D. Lammey                                             Dated as of May 1, 2006
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        Glenn D. Lammey
By      /s/ Thomas M. Marra                                             Dated as of May 1, 2006
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        Thomas M. Marra
By:     /s/ Ernest M. McNeill, Jr.                                      Dated as of May 1, 2006
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        Ernest M. McNeill, Jr.
By:     /s/ John C. Walters                                             Dated as of May 1, 2006
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        John C. Walters
By:     /s/ Lizabeth H. Zlatkus                                         Dated as of May 1, 2006
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        Lizabeth H. Zlatkus
By:     /s/ David M. Znamierowski                                       Dated as of May 1, 2006
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        David M. Znamierowski

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of May 1, 2006
Filed on Form S-6
File Numbers:

333-114401
333-114404